Exhibit 99.1

Forian Inc.
Announces First Quarter 2022 Financial Results

Revenue grows to $6.4 million
Reaffirms 2022 revenue guidance of $25.5 to $27.0 million

Newtown, PA / May 12, 2022 / Forian Inc. (Nasdaq: FORA), a provider of technology, analytics and data science driven solutions for the healthcare and cannabis industries, today announced results for the quarter ended March 31, 2022.

“The first quarter performance was a strong start to 2022,” said Max Wygod, Forian Executive Chairman. “We are successfully executing on our strategic plan demonstrated by our ability to generate strong organic revenue growth.”

Forian Chief Executive Officer Dan Barton said, “We are very pleased with our progress in our first year of operations at Forian. Our revenue growth has exceeded expectations, driven by our healthcare information offerings. Our focus on product innovation in data and analytics positions us well for continued revenue growth.”

First Quarter 2022 Financial Results

●	Forian delivered the following results for the first quarter of 2022:

	Three Months Ended March 31,		Year-over- Year % Change
	2022 Unaudited	2021 Unaudited
Total revenue	$6,391,279	$1,620,609	294%
Net Loss	$(11,854,088)	$(4,515,653)	-163%
Basic and diluted net loss per common share	$(0.37)	$(0.19)	-95%

Pro Forma Revenue	$6,391,279	$3,629,521	76%
Adjusted EBITDA[1]	$(3,411,368)	$(2,854,769)	-19%

●	Revenue for the quarter was $6.4 million, an increase of $4.8 million versus the prior year. On a pro forma basis, revenue grew 76% year-over-year and 11% sequentially over the fourth quarter of 2021.
●	Net Loss for the quarter was $11.9 million, or $0.37 per share, compared to $4.5 million, or $0.19 per share, in the prior year. Net Loss for the quarter includes $5.6 million of separation expenses.
●	Adjusted EBITDA for the quarter was negative $3.4 million compared to negative $2.9 million for the prior year.
●	Cash and Marketable Securities at the end of the quarter was $27.1 million.

1This release uses non-GAAP financial measures that are adjusted for the impact of various U.S. GAAP items. See the section titled “Non-GAAP Financial Measures” and the table entitled “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures” below for details.

First Quarter Operational Highlights

•	Revenue growth continued with strong year-over-year performance
•	Healthcare information revenue grew 5x year-over-year to $3.5 million
•	Healthcare information contracted backlog continued to grow with new strategic accounts
•	Launched Chronos, our newest hybrid longitudinal healthcare information product
•	Expanded existing point of sale footprint into new markets (e.g., New Mexico adult-use)

Quarterly Conference Call and Webcast

Forian will host a conference call and webcast at 4:30 p.m. ET today to discuss its financial results with the investment community. To access the conference call, from the U.S. dial (855) 940-5323 or for international calls dial (929) 517-0423, and enter Conference ID 7079795. The webcast will be available live at https://edge.media-server.com/mmc/p/w93kdvuo. This information is also available on our website at www.forian.com/investors. To be included on the Company’s email distribution list, please sign up at www.forian.com/investors.

About Forian

Forian provides a unique suite of SaaS solutions, data management capabilities and proprietary data and analytics to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences, healthcare payer and provider segments, as well as cannabis dispensaries, manufacturers, cultivators and regulators. For more information, please visit the Company’s website at www.forian.com.

Media and Investor Contact:
267-225-6263
forian.com/investors
ir@forian.com

Source: Forian Inc.

Cautionary Statements Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions and variations or negatives of these words. In particular, this release includes an estimate of our full year 2022 revenue outlook as of May 12, 2022. Estimating financial performance accurately for future periods is difficult as it involves assumptions and internal estimates that may prove to be incorrect and is based on plans and circumstances that may change. There is therefore a significant risk that actual results could differ materially from the outlook we have provided in this presentation, and we have no obligation to update such outlook except as may be required under applicable law. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the control of Forian, and are not guarantees of future results, such as statements about the anticipated benefits of the business combination transaction involving Forian, Medical Outcomes Research Analytics, LLC and Helix Technologies, Inc., future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID-19 pandemic on Forian’s business, operations, strategy and goals; Forian’s ability to execute on its strategy; the timing of the introduction of new product offerings; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this announcement are made as of the date hereof, and Forian undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

FORIAN INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2022	December 31, 2021
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$14,753,394	$18,663,805
Marketable securities	12,393,430	12,399,361
Accounts receivable, net	3,193,881	1,947,540
Contract assets	1,687,813	1,056,891
Prepaid expenses	935,907	1,017,927
Other assets	368,712	900,242
Total current assets	33,333,137	35,985,766

Property and equipment, net	2,386,533	1,531,959
Intangible assets, net	8,482,349	9,051,184
Goodwill	9,099,372	9,099,372
Right of use assets, net	798,016	859,637
Deposits and other assets	322,159	314,443
Total assets	$54,421,566	$56,842,361

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,256,232	$1,125,067
Accrued expenses	3,559,286	4,068,109
Short-term operating lease liabilities	246,920	247,325
Notes payable	-	13,122
Warrant liability	149,394	369,234
Deferred revenues	2,964,222	976,268
Total current liabilities	8,176,054	6,799,125

Long-term liabilities:
Long-term operating lease liabilities	551,970	611,523
Convertible notes payable, net of debt issuance costs ($6,000,000 in principal is held by a related party)	24,471,781	24,260,448
Total long-term liabilities	25,023,751	24,871,971

Total liabilities	33,199,805	31,671,096

Commitments and contingencies
Stockholders’ equity:
Common Stock; par value $0.001; 95,000,000 Shares authorized; 31,928,701 issued and outstanding as of March 31, 2022 and 31,773,154 issued and outstanding as of December 31, 2021	31,929	31,773
Preferred Stock; par value $0.001; 5,000,000 Shares authorized; 0 issued and outstanding as of March 31, 2022 and December 31, 2021	-	-
Additional paid-in capital	65,864,050	57,959,622
Accumulated deficit	(44,674,218)	(32,820,130)
Total stockholders’ equity	21,221,761	25,171,265
Total liabilities and stockholders’ equity	$54,421,566	$56,842,361

FORIAN INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Months Ended March 31,
	2022	2021

Revenues:
Information and Software	$5,809,094	$1,408,978
Services	428,706	96,311
Other	153,479	115,320
Total revenues	6,391,279	1,620,609

Costs and Expenses:
Cost of revenues	1,567,549	457,886
Research and development	3,222,871	1,497,838
Sales and marketing	1,411,314	598,975
General and administrative	6,088,454	2,784,562
Separation expenses	5,611,857	-
Gain on sale of assets	(202,159)	-
Depreciation and amortization	605,674	187,584
Transaction related expenses	-	1,210,279
Total costs and expenses	18,305,560	6,737,124

Loss From Operations	(11,914,281)	(5,116,515)

Other Income (Expense):
Change in fair value of warrant liability	219,840	623,627
Interest and investment income	4,488	1,241
Interest expense	(237,111)	-
Foreign currency related gains (losses)	77,976	(24,006)
Total other income, net	65,193	600,862

Net loss before income taxes	(11,849,088)	(4,515,653)
Income tax expense	(5,000)	-

Net Loss	(11,854,088)	(4,515,653)

Basic and diluted net loss per common share	$(0.37)	$(0.19)
Weighted-average shares outstanding:	31,857,685	24,033,512

FORIAN INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,854,088)	$(4,515,653)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	605,674	187,584
Amortization on right of use asset	61,621	115,191
Gain on sale of assets	(202,159)	-
Amortization of debt issuance costs	1,333	-
Accrued interest on Convertible Notes	210,000	-
Realized and unrealized gain on marketable securities	(3,399)	(2,156)
Provision for doubtful accounts	22,210	14,632
Stock-based compensation expense	7,904,584	863,883
Change in fair value of warrant liability	(219,840)	(623,627)
Issuance of warrants in connection with transaction expenses	-	389,976
Change in operating assets and liabilities:
Accounts receivable	(1,280,960)	(4,610)
Contract assets	(630,922)	33,502
Prepaid expenses	82,020	(235,486)
Changes in lease liabilities during the period	(59,958)	(8,657)
Deposits and other assets	523,814	(416,399)
Accounts payable	131,165	625,066
Accrued expenses	(508,823)	92,566
Deferred revenues	1,987,954	(124,610)
Other long-term liabilities	-	(2)
Net cash used in operating activities	(3,229,774)	(3,608,800)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(902,420)	(64,041)
Proceeds from sale of assets	225,575	-
Purchase of marketable securities	(12,390,670)	-
Sale of marketable securities	12,400,000	4,000,000
Cash acquired as part of business combination	-	1,310,977
Net cash (used in) provided by investing activities	(667,515)	5,246,936

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of MOR Class B options	-	292,830
Payments on notes payable and financing arrangements	(13,122)	(682)
Net cash (used in) provided by financing activities	(13,122)	292,148

Net change in cash	(3,910,411)	1,930,284

Cash and cash equivalents, beginning of period	18,663,805	665,463

Cash and cash equivalents, end of period	$14,753,394	$2,595,747

Supplemental disclosure of cash flow information
Cash paid for interest	$-	$724
Cash paid for taxes	$-	$-
Non-cash Investing Activities:
Non-cash consideration for Helix acquisition	$-	$18,454,784

Non-GAAP Financial Measures

In this press release, we have provided certain non-GAAP measures, which we define as financial information that has not been prepared in accordance with U.S. GAAP. The non-GAAP financial measure provided herein is earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”), which should be viewed as supplemental to, and not as an alternative for, net income or loss calculated in accordance with U.S. GAAP (referred to below as “Net loss”).

Adjusted EBITDA is used by our management as an additional measure of our Company’s performance for purposes of business decision-making, including developing budgets, managing expenditures and evaluating potential acquisitions or divestitures. Period-to-period comparisons of Adjusted EBITDA help our management identify additional trends in our Company’s financial results that may not be shown solely by period-to-period comparisons of net income. In addition, we may use Adjusted EBITDA in the incentive compensation programs applicable to some of our employees in order to evaluate our Company’s performance. Our management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items, particularly those items that are recurring in nature. In order to compensate for those limitations, management also reviews the specific items that are excluded from Adjusted EBITDA, but included in net income, as well as trends in those items.

We believe that the presentation of Adjusted EBITDA is useful to investors in their analysis of our results for reasons similar to the reasons why our management finds it useful and because it helps facilitate investor understanding of decisions made by management in light of the performance metrics used in making those decisions. In addition, as more fully described below, we believe that providing Adjusted EBITDA, together with a reconciliation of net loss to Adjusted EBITDA, helps investors make comparisons between our Company and other companies that may have different capital structures, different effective income tax rates and tax attributes, different capitalized asset values and/or different forms of employee compensation. However, Adjusted EBITDA is not intended as a substitute for comparisons based on net loss. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding U.S. GAAP measures provided by each company under applicable SEC rules.

The following is an explanation of the items excluded by us from Adjusted EBITDA but included in net loss:

•
Depreciation and Amortization. Depreciation and amortization expense is a non-cash expense relating to capital expenditures and intangible assets arising from acquisitions that are expensed on a straight-line basis over the estimated useful life of the related assets. We exclude depreciation and amortization expense from Adjusted EBITDA because we believe that (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Accordingly, we believe that this exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

•
Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards to employees. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our Company’s operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our Company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

•
Interest Expense. Interest expense is associated with the 3.5% Convertible Notes due 2025 entered into on September 1, 2021, in the amount of $24,000,000. The Notes are due on September 1, 2025, and accrue interest at an annual rate of 3.5%. We exclude interest expense from Adjusted EBITDA (i) because it is not directly attributable to the performance of our business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that interest expense associated with the Notes will recur in future periods.

•
Investment Income. Investment income is associated with the level of marketable debt securities and other interest-bearing accounts in which we invest. Interest and investment income can vary over time due to a variety of financing transactions, changes in interest rates, cash used to fund operations and capital expenditures and acquisitions that we have entered into or may enter into in the future. We exclude interest and investment income from Adjusted EBITDA (i) because these items are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that interest income will recur in future periods.

•
Foreign Currency Related Gains (Losses). Foreign currency related gains (losses) result from foreign currency transactions and translation gains and losses related to Engeni S.A., a subsidiary of our Company acquired as part of the acquisition of Helix. We exclude foreign currency related gains (losses) from Adjusted EBITDA (i) because these items are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that foreign currency related gains (losses) will recur in future periods.

•
Other Items. We engage in other activities and transactions that can impact our net loss. In the periods being reported, these other items included: (i) change in fair value of warrant liability which related to warrants assumed in the acquisition of Helix; (ii) transaction related expenses which consist of professional fees and other expenses incurred in connection with the acquisition of Helix; and (iii) other income which consists of profits on marketable security investments. We exclude these other items from Adjusted EBITDA because we believe these activities or transactions are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that some of these other items may recur in future periods.

•
Gain on sale of assets. On March 3, 2022, we sold certain assets consisting of customer contracts, accounts receivable and other property related to our security monitoring services for $225,575 resulting in a gain of $202,159, which is included in operating expenses in the condensed consolidated statements of operations.

•
Separation expenses. During March 2022, we transferred certain development activities from our Engeni S.A. subsidiary to outsourced development facilities. As a result, we incurred $194,814 in severance and related costs to be recorded as a charge to operating expenses in 2022. Additionally, on March 2, 2022, we and two advisors to our Company mutually agreed not to renew special advisor agreements. Per the terms of the agreements, options to purchase 366,166 shares of our common stock will continue to vest according to their original terms through March 2, 2023, and unvested stock options to purchase 732,332 shares of our common stock were forfeited. The advisors were not required to perform services to our Company beyond the March 2, 2022 non-renewal date. As a result, we recorded $5,417,043 of stock compensation expenses related to the options that will vest over the twelve months ending March 2, 2023 during March 2022. We exclude these other items from Adjusted EBITDA because we believe these costs are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that separation expenses are non-recurring.

•
Income tax expense. Medical Outcomes Research Analytics, LLC was organized as a limited liability company until the completion of the Helix acquisition. As a result, we were treated as a partnership for federal and state income tax purposes through March 2, 2021, and our taxable income and losses are reported by our members on their individual tax returns for such period. Therefore, we did not record any income tax expense or benefit through March 2, 2021. We incurred a net loss for financial reporting and income tax reporting purposes for this year. Accordingly, any benefit for federal and state income taxes benefit has been entirely offset by a valuation allowance against the related deferred tax net assets. We exclude the income tax expense from Adjusted EBITDA (i) because we believe that the income tax expense is not directly attributable to the underlying performance of our business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different tax attributes.

There are limitations to using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures provided by other companies.

The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items are adjusted to calculate our non-GAAP financial measures. We compensate for these limitations by analyzing current and future results on a U.S. GAAP basis as well as a non-GAAP basis and also by providing U.S. GAAP measures in our public disclosures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure to evaluate our business and to view our non-GAAP financial measures in conjunction with the most directly comparable U.S. GAAP financial measures.

The following table reconciles the specific items excluded from U.S. GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended March 31,
	2022	2021
Revenues:
Information and Software	$5,809,094	$1,408,978
Services	428,706	96,311
Other	153,479	115,320
Total revenues	$6,391,279	$1,620,609

Net loss	$(11,854,088)	$(4,515,653)

Depreciation & amortization	605,674	187,584
Stock based compensation expense	7,904,584	863,883
Change in fair value of warrant liability	(219,840)	(623,627)
Transaction related expenses	-	1,210,279
Interest and investment income (expense)	232,623	(1,241)
Foreign currency related gains	(77,976)	24,006
Gain on sale of security monitoring assets	(202,159)	-
Severance expense	194,814	-
Income tax expense	5,000	-

Adjusted EBITDA	$(3,411,368)	$(2,854,769)